UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 5, 2009
FIRSTFLIGHT, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-52593	87-0617649

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

236 Sing Sing Road, Elmira-Corning Regional Airport, Horseheads, NY	14845

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (607) 739-7148
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 5, 2009, William R. Colaianni informed FirstFlight, Inc. (the “Company”) of his resignation from the Board of Directors. Mr. Colaianni’s resignation as a Director, which was effective on immediately, was not a result of any disagreement between him and the Company. A copy of Mr. Colaianni’s correspondence announcing his resignation is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	January 5, 2009 Resignation of William R. Colaianni.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstFlight, Inc.
Date: January 8, 2009	By:	Ronald J. Ricciardi
Ronald J. Ricciardi
Vice Chairman of the Board